AMENDMENT AGREEMENT

THIS AGREEMENT is dated for reference as of April 3, 2006.

BETWEEN:

TEXOLA ENERGY CORPORATION, with an office at 206-475 Howe Street, Vancouver, British Columbia V6C 2B3

(“Texola”)

AND:

FORT SCOTT ENERGY CORP., a private Canadian corporation, with an office at 1925-200 Burrard Street, Vancouver, British Columbia V6C 3LC

(“Fort Scott”)

WHEREAS:

A.           The parties hereto entered into a Finder’s Fee Agreement dated December 5, 2005 (the “Finder’s Agreement”) whereby, in consideration for Fort Scott facilitating an agreement between Texola and Cedar Stratagraphic Corp. regarding a participation agreement in the area of interest attached to the Finder’s Agreement and the payment by Fort Scott of US$500,000, Texola agreed to issue Fort Scott a 6% convertible debenture due November 1, 2008 in the principal amount of US$500,000 (the “Convertible Debenture”);

B.           In connection with the issuance of the Convertible Debenture, the parties hereto entered into a Subscription Agreement effective as of December 5, 2005 (the “Subscription Agreement”); and

C.           The parties hereto wish to enter into this Agreement to amend the effective date of the Subscription Agreement and the Convertible Debenture (collectively, the “Agreements”) to November 1, 2005, to reflect that which was originally intended by parties in the Finder’s Agreement.

1.           Amendment to Subscription Agreement

1.1         The reference to “This AGREEMENT effective as of December 5, 2005” on page one (1) of the Subscription Agreement is hereby amended by deleting the reference in its entirety and by substituting the following, “This AGREEMENT effective as of November 1, 2005.”

2.           Amendment to Convertible Debenture

2.1         The reference to “6.0% CONVERTIBLE DEBENTURE DUE DECEMBER 5, 2008” on page one (1) of the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “6.0% CONVERTIBLE DEBENTURE DUE NOVEMBER 1, 2008.”

2.2         The reference to “(i) December 5, 2008 (the “Maturity Date”)” in section 1 on page one (1) of the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “(i) November 1, 2008 (the “Maturity Date”).”

2.3         The reference to “December 5, 2005 (the “Subscription Agreement”)” in section 4 on page three (3) of the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “November 1, 2005 (the “Subscription Agreement”).”

2.4         The reference to “December 5, 2005” on page A-1 of Annex A to the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “November 1, 2005.”

3.           General Terms

3.1              The Subscription Agreement and this Agreement will be read and construed as one agreement.

3.2               The Convertible Note and this Agreement will be read and construed as one agreement.

3.3               The Subscription Agreement and the Convertible Debenture, as modified hereby, will remain in full force and effect.

3.4               Unless explicitly stated otherwise, all dollar amounts referred to in this Agreement are in lawful money of the United States.

3.5               This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

3.6               The headings appearing in this Agreement have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement.

3.7               This Agreement may be executed in counterparts, both of which when so executed will be deemed to be an original and will have the same force and effect as an original, and such counterparts together will constitute one and the same instrument. Any party may deliver an executed counterpart signature page to this Agreement by facsimile transmission.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth above.

TEXOLA ENERGY CORPORATION

Per:	/s/ Thornton Donaldson
Authorized Signatory

FORT SCOTT ENERGY CORP.

Per:	/s/ Richard Coglon
Authorized Signatory